UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 31, 2016 (Date of earliest event reported)
REVA MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54192	33-0810505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5751 Copley Drive, San Diego, CA	92111
(Address of principal executive offices)	(Zip Code)

(858) 966-3000
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

On October 31, 2016, REVA Medical, Inc. (“REVA” or the “Company”) announced that Dr. Alexandre Abizaid, co-principal investigator for the Company’s FANTOM II clinical trial and Director of Invasive Cardiology at Institute Dante Pazzanese of Cardiology in Sao Paulo, Brazil, presented six-month safety data on the complete patient population of the trial. These results were reported at the Transcatheter Cardiovascular Therapeutics 2016 (“TCT”) interventional cardiology conference, which is being held October 29th through November 2nd in Washington, D.C. Additionally, the Company announced that Jo Simonsen, research fellow from Aarhus University Hospital, Skejby in Denmark, presented six-month Optical Coherence Tomography (“OCT”) results on a subset of patients from the trial.

The announcement issued by REVA and the presentation materials delivered by Dr. Abizaid and Ms. Simonsen at the conference are attached hereto as Exhibits 99.1, 99.2, and 99.3, respectively. Copies of the presentations are posted under the Investor Relations section of REVA’s website at www.revamedical.com.

Limitation of Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, this information, including the Exhibits, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information that is required to be disclosed solely by Regulation FD.

Item 9.01   Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description of Exhibits
99.1	Announcement entitled, “REVA Releases Positive Data for Fantom at TCT”
99.2

Presentation entitled, “FANTOM II: Six-Month Clinical and Angiographic Results With a Radiopaque Desaminotyrosine Polycarbonate-Based Sirolimus-Eluting Bioresorbable Vascular Scaffold in Patients With Coronary Artery Disease”

99.3	Presentation entitled, ”Performance and healing patterns after implantation of a novel sirolimus-eluting bioresorbable scaffold”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REVA Medical, Inc.

Date: November 1, 2016	/s/ Katrina L. Thompson
Katrina L. Thompson
Chief Financial Officer
(principal financial and accounting officer)

Index to Exhibits

Exhibit Number	Description of Exhibits
99.1	Announcement entitled, “REVA Releases Positive Data for Fantom at TCT”
99.2

Presentation entitled, “FANTOM II: Six-Month Clinical and Angiographic Results With a Radiopaque Desaminotyrosine Polycarbonate-Based Sirolimus-Eluting Bioresorbable Vascular Scaffold in Patients With Coronary Artery Disease”

99.3	Presentation entitled, ”Performance and healing patterns after implantation of a novel sirolimus-eluting bioresorbable scaffold”